BlackRock Global Dynamic Equity Fund
(the “Fund”)

Supplement dated August 14, 2012 to the
Prospectus, dated February 28, 2012

The Board of Trustees (the “Board”) of BlackRock Global Dynamic Equity Fund has approved certain changes to the Fund. In particular, the Board approved a change in the name of the Fund to “BlackRock Long-Horizon Equity Fund,” changes to the Fund’s investment objective, and certain changes to the Fund’s principal investment strategies. In addition, Fund management has determined to change the Fund’s portfolio management team and the benchmark index against which the Fund measures its performance. The Fund currently has an investment objective “[t]o provide high total investment return. Total investment return is the combination of capital growth and investment income.” The investment objective will become “[t]o provide high total investment return.” The changes will be effective on October 15, 2012.

As a result of these changes, the Fund’s weightings in non-U.S. securities will no longer be constrained. In particular, the Fund will no longer be required to allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by BlackRock, in which case the Fund would invest at least 30%) — of its total assets in securities of (i) foreign government issuers, (ii) issuers organized or located outside the U.S., (iii) issuers which primarily trade in a market located outside the U.S., or (iv) issuers doing a substantial amount of business outside the U.S. The Fund also will no longer be required to allocate its assets among no less than three different countries.

Unlike under the Fund’s current principal investment strategies, the Fund’s new principal investment strategies will not include allocations to commodity-related instruments. As a result of this change, the Fund will liquidate its wholly owned subsidiary formed in the Cayman Islands (the “Cayman Sub”), which currently invests without limitation in commodity-related instruments. The liquidation of the Cayman Sub will result in a distribution of unrealized gains, which may have an adverse tax effect on Fund shareholders. In addition, BlackRock Investment Management, LLC will no longer serve as a sub-advisor of the Fund.

As a result of these changes, certain risks of investing in the Fund will also change.

Investors should review carefully the specific changes to the Prospectus of the Fund, reflecting the changes noted above, which are detailed below.

Effective October 15, 2012, the following changes are made to the Prospectus of the Fund.

Change in the Fund’s Name

The BlackRock Global Dynamic Equity Fund is renamed BlackRock Long-Horizon Equity Fund.

Change in the Fund’s Investment Objective

The section of the Prospectus captioned “Fund Overview — Investment Objective” is deleted in its entirety and replaced with the following:

The investment objective of the BlackRock Long-Horizon Equity Fund (the “Fund”) is to provide high total investment return.

Change in the Fund’s Strategies and Risks

The following section of the Prospectus captioned “Fund Overview — Principal Investment Strategies of the Fund” is deleted in its entirety and replaced with the following:

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment objective through a fully managed investment policy utilizing global equity securities. The Fund will, under normal circumstances, invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. Equity securities include common stock, preferred stock, convertible securities, and securities or other instruments whose price is linked to the value of common stock. The combination of equity securities will be varied from time to time both with respect to types of securities and markets and in response to changing market and economic trends. In selecting equity investments, the Fund mainly seeks securities that Fund management believes are undervalued. When choosing investments, Fund management considers various factors, including opportunities for equity investments to increase in value, expected dividends, and interest rates. The Fund may invest in the securities of companies of any market capitalization. The Fund may invest a portion of its assets in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein such as stock, bonds or convertible bonds issued by Real Estate Investment Trusts (“REITs”).

The Fund has no geographic limits in where it may invest. The Fund may invest in both developed and emerging markets. When choosing investment markets, Fund management considers various factors, including economic and political conditions, potential for economic growth and possible changes in currency exchange rates. In addition to investing in foreign securities, the Fund actively manages its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. The Fund may own foreign cash equivalents or foreign bank deposits as part of the Fund’s investment strategy. The Fund will also invest in non-U.S. currencies. The Fund may underweight or overweight a currency based on the Fund management team’s outlook. As part of its principal investment strategies, the Fund may invest without limitation in cash, cash equivalents, money market securities, such as U.S. Treasury and agency obligations, other U.S. Government securities, short term debt obligations of corporate issuers, certificates of deposit, bankers’ acceptances, commercial paper (short term, unsecured, negotiable promissory notes of a domestic or foreign issuer) or other high quality fixed-income securities.

The following section of the Prospectus captioned “Fund Overview — Principal Risks of Investing in the Fund” is amended to add the following:

•	Geographic Concentration Risk — From time to time, the Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

The following section of the Prospectus captioned “Fund Overview — Principal Risks of Investing in the Fund” is amended to delete the following risks:

•	Commodities Related Investments Risks
•	Distressed Securities Risk
•	Subsidiary Risk

The following section of the Prospectus in “Details about the Fund — How the Fund Invests — Principal Investment Strategies” is deleted in its entirety and replaced with the following:

Principal Investment Strategies

The Fund seeks to achieve its objective through a fully managed investment policy utilizing global equity securities. For purposes of the Fund’s investment policies, equity securities include common stock, preferred stock, convertible securities, and securities and other instruments whose price is linked to the value of common stock. The combination of equity securities will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. This policy is a non-fundamental policy of the Fund and may not be changed without 60 days’ prior notice to the Fund’s shareholders.

The Fund seeks to achieve its objective by investing in equity securities of corporate issuers (which may include corporations, partnerships, trusts or other corporate-like entities) located around the world. The Fund has no geographic limits on where its investments may be located. This flexibility allows Fund management to look for investments in markets around the world that it believes will provide the best relative returns to meet the Fund’s objective. The Fund may invest in companies of any market capitalization.

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The Fund may invest a portion of its assets in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein such as stock, bonds or convertible bonds issued by REITs. REITs are companies that own interests in real estate or in real estate related loans or other interests, and have revenue primarily consisting of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

The Fund may invest in both developed and emerging markets. In addition to investing in foreign securities, the Fund actively manages its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. From time to time, the Fund may own foreign cash equivalents or foreign bank deposits as part of the Fund’s investment strategy. The Fund will also invest in non-U.S. currencies. The Fund may underweight or overweight a currency based on the Fund management team’s outlook.

As part of its principal investment strategies, the Fund may invest without limitation in cash, cash equivalents, money market securities, such as U.S. Treasury and agency obligations, other U.S. Government securities, short term debt obligations of corporate issuers, certificates of deposit, bankers’ acceptances, commercial paper (short term, unsecured, negotiable promissory notes of a domestic or foreign issuer) or other high quality fixed-income securities.

Equity Securities — The Fund can invest in all types of equity securities, including common stock, preferred stock, convertible securities, and securities or other instruments whose price is linked to the value of common stock. A warrant gives the Fund the right to buy stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. The Fund has no obligation to exercise the warrant and buy the stock. Fund management may also seek to invest in the stock of smaller or emerging growth companies that it expects will provide a higher total return than other equity investments. Investing in smaller or emerging growth companies involves greater risk than investing in more established companies. Because convertible securities have both debt and equity characteristics, their values vary in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.

Derivatives — The Fund may use derivatives, including options, futures, indexed securities, inverse securities, swaps and forward contracts both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. In order to effectively manage cash flows into or out of the Fund, the Fund may buy and sell financial futures contracts or options on such contracts. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gas), a currency or an index, including but not limited to the S&P 500 Index and the VIX. The use of options, futures, indexed securities, inverse securities, swaps and forward contracts can be effective in protecting or enhancing the value of the Fund’s assets.

The following section of the Prospectus in “Details about the Fund — How the Fund Invests — Investment Process” is deleted in its entirety and replaced with the following:

In making investment decisions, Fund management conducts bottom-up, company-specific, research to identify stocks we believe have the potential to produce attractive total returns over a long-term investment horizon.  Fund management will consider a variety of factors in assessing stocks including business strategy, competitive advantages, industry structure, strength of management and equity valuation.   Fund management may select stocks for the portfolio without regard to the presence or absence of the stock in the Fund’s benchmark, geographic location or market capitalization.

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The following section of the Prospectus in “Details about the Fund — Investment Risks — Principal Risks of Investing in the Fund” is amended to add the following:

•	Geographic Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

The following section of the Prospectus in “Details about the Fund — Investment Risks” is amended to delete the following risks:

•	Commodities Related Investments Risks
•	Distressed Securities Risk
•	Subsidiary Risk
•	Precious Metal Related Securities

The section in the Prospectus captioned “Fund Overview — Performance Information” is supplemented as follows:

Annual Total Returns

The Fund’s Annual Total Returns prior to October 15, 2012 as reflected in the bar chart and the table are the returns of the Fund that followed different investment objectives and investment strategies under the name “BlackRock Global Dynamic Equity Fund.”

Change in the Fund’s Benchmark

The benchmarks against which the Fund measures its performance, the S&P 500 Index, the FTSE World Index, the FTSE World (ex US) Index and the Reference Benchmark, are replaced with the Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”), a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Fund management believes the MSCI ACWI is more relevant to the Fund’s new investment strategies. Fund management may change the benchmark against which the Fund measures its performance without shareholder approval.

For the one-year, five-year and since inception (November 4, 2005) periods ended December 31, 2011, the average annual total returns for the MSCI ACWI were -7.35%, -1.93% and 1.56%, respectively.

Change in the Fund’s Portfolio Management Team

The section in the Prospectus captioned “Fund Overview — Portfolio Managers” is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Richard Turnill	2012	Managing Director of BlackRock, Inc.
James Bristow, CFA	2012	Managing Director of BlackRock, Inc.
Stuart Reeve	2012	Managing Director of BlackRock, Inc.

The section in the Prospectus captioned “Details about the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND

The Fund is managed by a team of financial professionals. Richard Turnill, James Bristow, CFA and Stuart Reeve are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

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The section in the Prospectus captioned “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

The Fund is managed by a team of financial professionals. Richard Turnill, James Bristow, CFA, and Stuart Reeve are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Richard Turnill	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2012	Managing Director of BlackRock, Inc. since 2006 and Head of BlackRock’s Global Equity team.
James Bristow, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2012	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006 to 2009.
Stuart Reeve	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2012	Managing Director of BlackRock, Inc. since 2012; Director of BlackRock, Inc. from 2006 to 2011.

The section in the Prospectus captioned “Management of the Fund — BlackRock” is amended to delete the following:

As discussed above, the Fund intends to gain exposure to commodities markets by investing in the Subsidiary. BlackRock provides investment management and other services to the Subsidiary. BlackRock does not receive separate compensation from the Subsidiary for providing it with investment management or administrative services. However, the Fund pays BlackRock based on the Fund’s assets, including the assets in the Subsidiary.

The section in the Prospectus captioned “Management of the Fund — Dividends, Distributions and Taxes” is amended to delete the following:

The Subsidiary will not be subject to Federal income tax. It will, however, be considered a controlled foreign corporation, and the Fund will be required to include as income annually amounts earned by the Subsidiary during that year. Gains from the sales of investments by the Subsidiary will not be eligible for capital gains treatment but instead will be treated as ordinary income when included in income by the Fund. Furthermore, the Fund will be subject to the Distribution Requirement on such Subsidiary income, whether or not the Subsidiary makes a distribution to the Fund during the taxable year.

The Prospectus is amended to delete all references to BlackRock Investment Management, LLC.

Shareholders should retain this Supplement for future reference.

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